Exhibit 99.1

THIRD QUARTER 2004

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2004

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of the information presented herein to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements relate to, without limitation, the Company’s future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved.  Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements.  Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company’s principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company’s ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company’s ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.  For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company’s filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K.  The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

I.              COMPANY BACKGROUND

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.0 billion at September 30, 2004.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 268 properties, primarily class A office and office/flex buildings, totaling approximately 29.6 million square feet, serving as home to approximately 2,100 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 9 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of September 30, 2004)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	268
Total Square Feet	29.6 million square feet
Geographic Diversity	Nine states and the District of Columbia
New Jersey Presence	17.1 million square feet
Northeast Presence	26.0 million square feet
Common Shares and
Units Outstanding	74.7 million
Dividend— Quarter/Annualized	$0.63/$2.52
Dividend Yield	5.7%
Total Market Capitalization	$5.0 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Board of Directors

William L. Mack, Chairman of the Board

Alan S. Bernikow	Alan G. Philibosian

John R. Cali	Irvin D. Reid

Nathan Gantcher	Vincent Tese

Martin D. Gruss	Robert F. Weinberg

Mitchell E. Hersh	Roy J. Zuckerberg

David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Equity Research Coverage

Advest, Inc. Sheila K. McGrath (908) 598-1180	Lehman Brothers David Shulman (212) 526-3413

Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331

Deutsche Bank-North America Louis Taylor /Christopher A. Capolongo (212) 250-4912/(212) 250-7726	Prudential Equity Group James Sullivan (212) 778-2515

Friedman, Billings, Ramsey & Co. David Loeb (703) 469-1289	Smith Barney Citigroup Jonathan Litt (212) 816-0231

Goldman Sachs Carey Callaghan (212) 902-4351	Wachovia Securities Christopher Haley (443) 263-6773

Green Street Advisors John Lutzius (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
Phone:	(908) 272-8000	Web:	www.mack-cali.com
Fax:	(908) 272-6755	E-mail:	investorrelations@mack-cali.com

II.  FINANCIAL HIGHLIGHTS

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

Net income available to common shareholders equaled $28.1 million, or $0.46 per share for the third quarter 2004 and $70.2 million, or $1.16 per share, for the nine months ended September 30, 2004.  Net income available to common shareholders, which included in 2003 a gain on sale of investment in unconsolidated joint ventures of $20.4 million, or $0.32 per share, equaled $50.4 million, or $0.84 per share, for the third quarter 2003 and $114.0 million, or $1.96 per share for the nine months ended September 30, 2003.

Funds from operations (FFO) available to common shareholders for the quarter ended September 30, 2004 amounted to $69.7 million, or $0.93 per share, versus $69.6 million, or $0.96 per share, for the quarter ended September 30, 2003.  For the nine months ended September 30, 2004, FFO available to common shareholders amounted to $202.2 million, or $2.70 per share, versus $209.2 million, or $2.91 per share, for the same period last year.

Total revenues for the third quarter 2004 increased 6.2 percent to $151.8 million as compared to $142.9 million for the same quarter last year.  For the nine months ended September 30, 2004, total revenues amounted to $439.7 million, an increase of 3.0 percent over total revenues of $427.0 million for the same period last year.

All per share amounts presented above are on a diluted basis.

The Company had 60,730,128 shares of common stock, 10,000 shares of 8 percent cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), 7,779,360 common operating partnership units and 215,018 $1,000-face-value preferred operating partnership units outstanding as of September 30, 2004.

The outstanding preferred units are convertible into 6,205,425 common operating partnership units.  Assuming conversion of all preferred units into common units, the Company had a total of 74,714,913 shares/common units outstanding at September 30, 2004.

As of September 30, 2004, the Company had total indebtedness of approximately $1.7 billion, with a weighted average annual interest rate of 6.44 percent.  Mack-Cali had a total market capitalization of $5.0 billion and a debt-to-undepreciated assets ratio of 38.3 percent at September 30, 2004.  The Company had an interest coverage ratio of 3.6 times for the quarter ended September 30, 2004.

The following is a summary of the Company’s recent activity:

Acquisitions

In October, the Company acquired 232 Strawbridge Drive, a 74,000 square foot office property located in Moorestown, New Jersey for $8.7 million.  With the acquisition of this property, the Company now owns all three office buildings in Moorestown Corporate Center, totaling 222,000 square feet.

Property Sales

In August, the Company and Highridge Partners sold Pacific Plaza, a mixed-use development in Daly City, California for $143 million.  A joint venture of the Company and Highridge Partners held a 50 percent interest in the property.  The joint venture maintains control over an option on 2.5 acres of developable land at the site.

More recently in October, the Company sold Kemble Plaza I, a 387,000 square foot office property located at Mount Kemble Avenue in Morris Township, New Jersey for $77 million.

Financing Activity

In September, the Company’s Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the third quarter 2004, which was paid on October 18, 2004 to shareholders of record as of October 5, 2004.  The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period July 15, 2004 through October 14, 2004.  The dividend was paid on October 15, 2004 to shareholders of record as of October 5, 2004.

Leasing Information

Mack-Cali’s consolidated in-service portfolio was 92.9 percent leased at September 30, 2004, compared to 92.2 percent leased at June 30, 2004 and 91.5 percent leased at December 31, 2003.

For the quarter ended September 30, 2004, the Company executed 184 leases totaling 1,198,427 square feet, consisting of 907,452 square feet of office space, 278,021 square feet of office/flex space and 12,954 square feet of industrial/warehouse space.  Of these totals, 501,717 square feet were for new leases and 696,710 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

•                  Norris McLaughlin & Marcus, P.A., a law firm, renewed its lease of 62,130 square feet for 10 years and expanded by 10,531 square feet at 721 Route 202/206 in Bridgewater, New Jersey.  The 192,741 square-foot class A office building is 97.5 percent leased.

•                  Nextel of New York, Inc., a division of wireless communications provider Nextel Communications, signed a 62,436 square-foot lease at 565 Taxter Road in Elmsford, New York.  The deal represented an expansion of 12,261 square feet for seven years and a renewal of 50,175 square feet for six years and nine months.  565 Taxter Road is a 170,554 square-foot class A office building located in the Taxter Corporate Park and is 87.8 percent leased.

•                  Ameritrade Services Company, an online brokerage firm, signed a new 10-year lease for a full 36,452 square-foot floor at Harborside Plaza 5 in Jersey City, New Jersey.  The 977,225 square-foot class A office building is 73.4 percent leased.

•                  Provident Bank renewed its lease for 36,256 square feet at 400 Rella Boulevard for 10 years.  400 Rella Boulevard is a 180,000 square foot, class A office building located in Suffern, New York and is 100 percent leased.

•                  Allstate Insurance Company signed a new, five-year lease for 100 percent of the office building located at 1325 Campus Parkway in Wall Township, New Jersey.  The 35,000 square-foot office/flex building is located in the Monmouth Shores Corporate Park.

•                  Ken-Crest Services, a non-profit human services agency, renewed its lease for 27,835 square feet at One Plymouth Meeting in Plymouth Meeting, Pennsylvania for 10 years.  The 167,748 square-foot office building is 98.7 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables on page 26.

Key Financial Data

	As of or for the three months ended
	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03

Shares and Units:
Common Shares Outstanding	60,730,128	60,606,543	60,401,346	59,420,484	58,182,631
Common Units Outstanding (a)	13,984,785	13,994,173	13,994,923	14,000,923	14,013,564
Combined Shares and Units	74,714,913	74,600,716	74,396,269	73,421,407	72,196,195
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	68,280,284	68,177,358	67,594,169	66,051,264	65,668,258
Weighted Average- Diluted (c)	75,066,808	74,850,171	74,493,146	73,002,872	72,465,396

Common Share Price ($’s):
At the end of the period	44.30	41.38	44.91	41.62	39.20
High during period	46.08	45.31	45.00	41.96	39.21
Low during period	39.70	34.16	39.07	36.86	35.35

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	3,334,871	3,111,978	3,366,136	3,080,799	2,855,091
Total Debt	1,695,742	1,694,500	1,559,769	1,628,584	1,630,930
Total Market Capitalization	5,030,613	4,806,478	4,925,905	4,709,383	4,486,021
Total Debt/ Total Market Capitalization	33.71%	35.25%	31.66%	34.58%	36.36%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	3,810,106	3,820,851	3,694,491	3,749,570	3,711,515
Gross Book Value of Real Estate Assets	4,048,101	4,094,340	3,970,656	3,954,632	3,941,814
Total Liabilities	1,844,952	1,848,902	1,706,081	1,779,983	1,777,015
Total Minority Interests	422,053	423,566	426,462	428,099	429,791
Total Stockholders’ Equity	1,543,101	1,548,383	1,561,948	1,541,488	1,504,709
Total Revenues	151,771	145,307	142,580	144,241	142,938
Capitalized Interest	969	930	914	905	1,717
Scheduled Principal Payments	6,907	2,626	1,178	2,346	1,705
Interest Coverage Ratio	3.55	3.53	3.22	3.28	3.41
Fixed Charge Coverage Ratio	2.44	2.72	2.63	2.57	2.66
Net Income	28,616	16,253	26,823	27,920	50,892
Net Income Available to Common Shareholders	28,116	15,753	26,323	27,420	50,392
Earnings per Share—diluted	0.46	0.43	0.44	0.47	0.84
FFO per Share—diluted (e)	0.93	0.90	0.87	0.91	0.96
Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63
FFO Payout Ratio—diluted (e)	67.83%	69.79%	72.26%	69.15%	65.61%

Portfolio Size:
Properties	268	270	263	263	265
Total Square Footage	29,583,133	30,048,257	28,257,543	28,257,543	28,505,696
Sq. Ft. Leased at End of Period (f)	92.9%	92.2%	91.1%	91.5%	90.7%

(a)          Includes preferred units on a converted basis into common units.

(b)         Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(c)          Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)         Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.

(e)          Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 10.

(f)            Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).  Excluded from percentage leased at September 30, 2004 and June 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 68.9 and 71.1 percent leased at September 30, 2004 and June 30, 2004, respectively.

Same Store Results and Analysis (a)

(dollars in thousands)

	For the three months ended September 30,			%
	2004	2003	Change	Change

Total Property Revenues	$141,348	$137,823	$3,525	2.6

Real Estate Taxes	17,573	16,114	1,459	9.1
Utilities	11,084	11,219	(135)	(1.2)
Operating Services	17,060	16,261	799	4.9
Total Property Expenses:	45,717	43,594	2,123	4.9

GAAP Net Operating Income	95,631	94,229	1,402	1.5

Less: straight-lining of rents adj.	1,880	102	1,778	1,743.1

Net Operating Income	$93,751	$94,127	$(376)	(0.4)

Percentage Leased at Period End	92.8%	90.9%

Total Properties:	249

Total Square Footage:	25,730,711

	For the nine months ended September 30,			%
	2004	2003	Change	Change

Total Property Revenues	$420,344	$415,183	$5,161	1.2

Real Estate Taxes	50,496	47,140	3,356	7.1
Utilities	31,898	30,757	1,141	3.7
Operating Services	51,918	51,118	800	1.6
Total Property Expenses:	134,312	129,015	5,297	4.1

GAAP Net Operating Income	286,032	286,168	(136)	0.0

Less: straight-lining of rents adj.	7,208	5,161	2,047	39.7

Net Operating Income	$278,824	$281,007	$(2,183)	(0.8)

Percentage Leased at Period End	92.8%	90.9%

Total Properties:	249

Total Square Footage:	25,730,711

(a)          Excludes four properties identified as held for sale at September 30, 2004.

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership%
Office Properties:
G&G Martco	Convention Plaza	1	San Francisco, CA	71.7%	305,618	50.0%
Ashford Loop Associates, LP	1001 South Dairy Ashford	1	Houston, TX	51.1%	130,000	20.0%
Ashford Loop Associates, LP	2100 West Loop South	1	Houston, TX	72.4%	168,000	20.0%

Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	31.0%	232,000	50.0%

Mixed-Use:
Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu (b)	n/a	East Rutherford, NJ	n/a	n/a	20.0%

Hotel:
Harborside South Pier	Hyatt Regency South Pier	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	—	Jersey City, NJ	n/a	n/a	50.0%

(a)          Property consists of a three-story theater and retail complex.

(b)         The venture is developing a family entertainment and recreation complex with an office and hotel component to be built at the Meadowlands sports complex in East Rutherford, New Jersey (“Meadowlands Xanadu”).  Meadowlands Xanadu’s approximately 4.76 million-square-foot complex is expected to feature a family entertainment destination comprising three themed zones: sports/recreation, children’s activities and fashion, in addition to four office buildings, aggregating approximately 1.8 million square feet, and a 520-room hotel.

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2004 and December 31, 2003:

	September 30, 2004
				American	Plaza
	Meadowlands		G&G	Financial	VIII & IX	Ramland	Ashford	Harborside	Combined
	Xanadu	HPMC	Martco	Exchange	Associates	Realty	Loop	South Pier	Total
Assets:
Rental property, net	$178,443	—	$8,583	—	$12,779	$13,183	$35,826	$81,283	$330,097
Other assets	1,131	$4,057	4,505	—	1,528	1,149	192	10,177	22,739
Total assets	$179,574	$4,057	$13,088	—	$14,307	$14,332	$36,018	$91,460	$352,836
Liabilities and partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	—	—	$43,039	—	—	$14,936	—	$67,670	$125,645
Other liabilities	$2,695	$141	1,059	—	$1,376	1,013	$702	3,395	10,381
Partners’/members’ capital (deficit)	176,879	3,916	(31,010)	—	12,931	(1,617)	35,316	20,395	216,810
Total liabilities and partners’/ members’ capital (deficit)	$179,574	$4,057	$13,088	—	$14,307	$14,332	$36,018	$91,460	$352,836
Company’s investment in unconsolidated joint ventures, net	$7,814	$636	$6,989	—	$6,387	—	$7,502	$12,699	$42,027

	December 31, 2003
				American	Plaza
	Meadowlands		G&G	Financial	VIII & IX	Ramland	Ashford	Harborside	Combined
	Xanadu	HPMC	Martco	Exchange	Associates	Realty	Loop	South Pier	Total
Assets:
Rental property, net	$142,968	—	$7,207	—	$13,196	$13,262	$36,058	$85,214	$297,905
Other assets	1,535	$13,354	3,091	—	3,307	548	336	11,317	33,488
Total assets	$144,503	$13,354	$10,298	—	$16,503	$13,810	$36,394	$96,531	$331,393
Liabilities and partners’/ member’s capital (deficit):
Mortgages, loans payable and other obligations	—	—	$41,563	—	—	$14,936	—	$73,175	$129,674
Other liabilities	$1,571	$44	868	—	$1,472	88	$712	2,726	7,481
Partners’/members’ capital (deficit)	142,932	13,310	(32,133)	—	15,031	(1,214)	35,682	20,630	194,238
Total liabilities and partners’/ member’s capital (deficit)	$144,503	$13,354	$10,298	—	$16,503	$13,810	$36,394	$96,531	$331,393
Company’s investment in unconsolidated joint ventures, net	$1,073	$12,808	$6,427	—	$7,437	—	$7,575	$13,304	$48,624

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended September 30, 2004 and 2003:

	Three Months Ended September 30, 2004
									Minority
				American	Plaza				Interest in
	Meadowlands		G&G	Financial	VIII & IX	Ramland	Ashford	Harborside	Operating	Combined
	Xanadu	HPMC	Martco	Exchange	Associates	Realty	Loop	South Pier	Partnership	Total
Total revenues	—	$10,676	$1,634	—	$28	$344	$755	$7,046	—	$20,483
Operating and other expenses	—	(6)	(871)	—	(62)	(332)	(1,418)	(4,676)	—	(7,365)
Depreciation and amortization	—	—	(260)	—	(154)	(165)	(244)	(1,471)	—	(2,294)
Interest expense	—	—	(339)	—	—	(121)	—	(661)	—	(1,121)

Net income	—	$10,670	$164	—	$(188)	$(274)	$(907)	$238	—	$9,703
Company’s equity in earnings (loss) of unconsolidated joint ventures	—	$(476)	$82	—	$(94)	$(140)	$(181)	$119	$79	$(611)

	Three Months Ended September 30, 2003
									Minority
				American	Plaza				Interest in
	Meadowlands		G&G	Financial	VIII & IX	Ramland	Ashford	Harborside	Operating	Combined
	Xanadu	HPMC	Martco	Exchange	Associates	Realty	Loop	South Pier	Partnership	Total
Total revenues	—	$11	$2,950	$5,614	—	$65	$955	$6,692	—	$16,287
Operating and other expenses	—	(244)	(1,033)	(1,156)	—	(220)	(800)	(4,278)	—	(7,731)
Depreciation and amortization	—	—	(380)	(1,111)	—	(139)	(244)	(1,614)	—	(3,488)
Interest expense	—	—	(350)	—	—	(107)	—	(761)	—	(1,218)

Net income	—	$(233)	$1,187	$3,347	—	$(401)	$(89)	$39	—	$3,850
Company’s equity in earnings (loss) of unconsolidated joint ventures	—	$(77)	$593	$3,157	—	$(100)	$(17)	$19	$(424)	$3,151

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the nine months ended September 30, 2004 and 2003:

	Nine Months Ended September 30, 2004
									Minority
				American	Plaza				Interest in
	Meadowlands		G&G	Financial	VIII & IX	Ramland	Ashford	Harborside	Operating	Combined
	Xanadu	HPMC	Martco	Exchange	Associates	Realty	Loop	South Pier	Partnership	Total
Total revenues	—	$10,755	$5,473	—	$109	$841	$2,341	$20,707	—	$40,226
Operating and other expenses	—	(259)	(2,636)	—	(124)	(905)	(2,813)	(13,782)	—	(20,519)
Depreciation and amortization	—	—	(800)	—	(462)	(456)	(729)	(4,662)	—	(7,109)
Interest expense	—	—	(914)	—	—	(334)	—	(1,727)	—	(2,975)

Net income	—	$10,496	$1,123	—	$(477)	$(854)	$(1,201)	$536	—	$9,623
Company’s equity in earnings (loss) of unconsolidated joint ventures	—	$571	$561	—	$(238)	$(365)	$(240)	$288	$(66)	$511

	Nine Months Ended September 30, 2003
									Minority
				American	Plaza				Interest in
	Meadowlands		G&G	Financial	VIII & IX	Ramland	Ashford	Harborside	Operating	Combined
	Xanadu	HPMC	Martco	Exchange	Associates	Realty	Loop	South Pier	Partnership	Total
Total revenues	—	$4,660	$9,680	$17,398	—	$183	$2,920	$16,383	—	$51,224
Operating and other expenses	—	(315)	(2,995)	(3,040)	—	(737)	(2,528)	(11,726)	—	(21,341)
Depreciation and amortization	—	—	(1,215)	(2,912)	—	(416)	(731)	(4,711)	—	(9,985)
Interest expense	—	—	(1,199)	—	—	(343)	—	(2,356)	—	(3,898)

Net income	—	$4,345	$4,271	$11,446	—	$(1,313)	$(339)	$(2,410)	—	$16,000
Company’s equity in earnings (loss) of unconsolidated joint ventures	—	$2,346	$2,012	$11,342	—	$(1,332)	$(39)	$(1,555)	$(1,524)	$11,250

Select Financial Ratios

	September 30,
Ratios Computed For Industry Comparisons:	2004	2003

Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	44.51%	43.94%

Total Debt/ Total Market Capitalization (Market value) (%)	33.71%	36.36%

Total Debt/ Total Undepreciated Assets (%)	38.34%	38.54%

Secured Debt/ Total Undepreciated Assets (%)	11.87%	11.89%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003

Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.55	3.41	3.44	3.40

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.84	3.22	3.05	3.23

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.44	2.66	2.59	2.66

FFO Payout (Dividends Declared/Funds from Operations) (%)	67.83%	65.61%	69.91%	64.99%

Debt Analysis
(as of September 30, 2004)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,030,902	60.79%	6.80%	6.84
Fixed Rate Secured Debt and Other Obligations	524,840	30.95%	6.80%	1.91
Variable Rate Unsecured Debt	140,000	8.26%	2.48%	0.99
Totals/Weighted Average:	$1,695,742	100.00%	6.44%	4.83

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
October 1 to December 31, 2004	$7,373	—	$7,373	5.46%
2005	23,680	$393,249	416,929	5.47%
2006	17,663	144,642	162,305	7.10%
2007	16,913	9,364	26,277	5.70%
2008	16,509	—	16,509	4.96%
Thereafter	8,822	1,066,142	1,074,964	6.78%
Sub-total	90,960	1,613,397	1,704,357	6.44%
Adjustment for unamortized debt discount/premium, net, as of September 30, 2004	(8,615)	—	(8,615)	—
Totals/Weighted Average:	$82,345	$1,613,397	$1,695,742	6.44%

(a)          Actual weighted average LIBOR contract rates relating to the Company’s outstanding debt as of September 30, 2004 of 1.78 percent was used in calculating revolving credit facility.

Debt Maturities

(dollars in thousands)

	October 1 – Dec. 31, 2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	TOTALS
Secured Debt:
Mack-Cali Centre VI		$35,000										$35,000
Prudential Portfolio		150,000										150,000
Mack-Cali Bridgewater I		23,000										23,000
Mack-Cali Woodbridge II		17,500										17,500
Mack-Cali Short Hills		22,089										22,089
500 West Putnam Ave		5,660										5,660
Harborside Financial Center- Plazas 2 & 3			$144,642									144,642
Mack-Cali Airport				$9,364								9,364
2200 Renaissance Boulevard									$15,234			15,234
Soundview Plaza										$14,889		14,889

Total Secured Debt:	$—	$253,249	$144,642	$9,364	$—	$—	$—	$—	$15,234	$14,889	$—	$437,378

Unsecured Debt:
Unsecured credit facility		$140,000										$140,000
7.250% unsecured notes due 3/09						$300,000						300,000
7.835% unsecured notes due 12/10							$15,000					15,000
7.750% unsecured notes due 2/11								$300,000				300,000
6.150% unsecured notes due 12/12									$94,914			94,914
5.820% unsecured notes due 3/13										$26,105		26,105
4.600% unsecured notes due 6/13										100,000		100,000
5.125% unsecured notes due 2/14											$200,000	200,000
Total Unsecured Debt:	$—	$140,000	$—	$—	$—	$300,000	$15,000	$300,000	$94,914	$126,105	$200,000	$1,176,019

Total Debt:	$—	$393,249	$144,642	$9,364	$—	$300,000	$15,000	$300,000	$110,148	$140,994	$200,000	$1,613,397

Debt Detail

(dollars in thousands)

		Effective	Principal Balance at
		Interest	September 30,	December 31,	Date of
Property Name	Lender	Rate	2004	2003	Maturity
Senior Unsecured Notes: (a)
7.000%, $300,000 Face Amount Notes	public debt	7.270%	—	$299,983	—
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$298,953	298,777	03/15/09
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	298,905	298,775	02/15/11
6.150%, $94,914 Face Amount Notes	public debt	6.894%	90,875	90,506	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,171	25,089	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,751	99,729	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	202,247	—	02/15/14
Total Senior Unsecured Notes:			$1,030,902	$1,127,859

Revolving Credit Facilities:
Unsecured Facility (b)	15 Lenders	LIBOR+ 0.700%	$140,000	—	09/27/05
Total Revolving Credit Facilities:			$140,000	—

Property Mortgages: (c)
400 Chestnut Ridge	Prudential Insurance Co.	9.440%	—	$10,374	—
Kemble Plaza I	Mitsubishi Tr & Bk Co.	LIBOR+0.650%	—	32,178	—
Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	$35,000	35,000	04/01/05
Various (d)	Prudential Insurance Co.	7.100%	150,000	150,000	05/15/05
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	23,014	23,592	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	6,756	7,495	10/10/05
Harborside - Plazas 2 and 3	Northwestern/Principal	7.366%	150,627	153,603	01/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	9,902	10,030	04/01/07
2200 Renaissance Boulevard	TIAA	5.888%	18,590	18,800	12/01/12
Soundview Plaza	TIAA	6.015%	18,910	19,153	01/01/13
Assumed Obligations	n/a	4.836%	71,541	—	5/1/09	(e)
Total Mortgages, Loans Payable and Other Obligations:			$524,840	$500,725
Total Debt:			$1,695,742	$1,628,584

(a)          Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)         Total borrowing capacity under this facility is $600 million.

(c)          Effective interest rate for mortgages and loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)         The mortgage is secured by 11 properties.

(e)          The obligations mature at various times between May 2006 and May 2009.

III. FINANCIAL INFORMATION

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenues
Base rents	$131,076	$122,006	$381,427	$367,636
Escalations and recoveries from tenants	17,278	15,999	48,849	45,381
Parking and other	3,417	4,933	9,382	14,004
Total revenues	151,771	142,938	439,658	427,021

Expenses
Real estate taxes	18,520	16,196	51,953	47,290
Utilities	11,441	11,253	32,395	30,871
Operating services	18,623	16,437	55,711	53,005
General and administrative	7,568	8,615	22,664	22,220
Depreciation and amortization	33,115	28,588	95,665	85,203
Interest expense	27,321	28,734	82,870	86,598
Interest income	(99)	(244)	(1,039)	(836)
Loss on early retirement of debt, net	—	—	—	2,372
Total expenses	116,489	109,579	340,219	326,723

Income from continuing operations before minority interest and equity in earnings of unconsolidated joint ventures	35,282	33,359	99,439	100,298
Minority interest in Operating Partnership	(7,431)	(7,354)	(21,600)	(22,193)
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	(611)	3,151	511	11,250
Gain on sale of investment in unconsolidated joint venture (net of minority interest)	—	20,392	637	20,392
Income from continuing operations	27,240	49,548	78,987	109,747
Discontinued operations (net of minority interest):
Income from discontinued operations	1,376	1,344	3,206	4,221
Realized gains (unrealized losses) on disposition of rental property, net	—	—	(10,501)	1,165
Total discontinued operations, net	1,376	1,344	(7,295)	5,386

Net income	28,616	50,892	71,692	115,133
Preferred stock dividends	(500)	(500)	(1,500)	(1,172)
Net income available to common shareholders	$28,116	$50,392	$70,192	$113,961

Basic earnings per common share:
Income from continuing operations	$0.44	$0.85	$1.29	$1.89
Discontinued operations	0.02	0.02	(0.12)	0.09
Net income available to common shareholders	$0.46	$0.87	$1.17	$1.98

Diluted earnings per common share:
Income from continuing operations	$0.44	$0.82	$1.28	$1.88
Discontinued operations	0.02	0.02	(0.12)	0.08
Net income available to common shareholders	$0.46	$0.84	$1.16	$1.96

Dividends declared per common share	$0.63	$0.63	$1.89	$1.89

Basic weighted average shares outstanding	60,492	57,870	60,228	57,545

Diluted weighted average shares outstanding	68,851	72,465	68,596	71,943

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts)

	September 30,	December 31,
	2004	2003
	(unaudited)
Assets
Rental property
Land and leasehold interests	$575,811	$552,287
Buildings and improvements	3,200,612	3,176,236
Tenant improvements	248,705	218,493
Furniture, fixtures and equipment	7,628	7,616
	4,032,756	3,954,632
Less – accumulated depreciation and amortization	(613,087)	(546,007)
	3,419,669	3,408,625
Rental property held for sale, net	92,703	—
Net investment in rental property	3,512,372	3,408,625
Cash and cash equivalents	11,562	78,375
Investments in unconsolidated joint ventures	42,027	48,624
Unbilled rents receivable, net	82,604	74,608
Deferred charges and other assets, net	149,935	126,791
Restricted cash	7,921	8,089
Accounts receivable, net of allowance for doubtful accounts of $1,618 and $1,392	3,685	4,458

Total assets	$3,810,106	$3,749,570

Liabilities and Stockholders’ Equity
Senior unsecured notes	$1,030,902	$1,127,859
Revolving credit facilities	140,000	—
Mortgages, loans payable and other obligations	524,840	500,725
Dividends and distributions payable	47,570	46,873
Accounts payable and accrued expenses	47,533	41,423
Rents received in advance and security deposits	42,990	40,099
Accrued interest payable	11,117	23,004
Total liabilities	1,844,952	1,779,983

Minority interest in Operating Partnership	422,053	428,099

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized, 60,730,128 and 59,420,484 shares outstanding	607	594
Additional paid-in capital	1,640,787	1,597,785
Dividends in excess of net earnings	(119,122)	(74,721)
Unamortized stock compensation	(4,171)	(7,170)
Total stockholders’ equity	1,543,101	1,541,488

Total liabilities and stockholders’ equity	$3,810,106	$3,749,570

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

For the nine months ended September 30, 2004

(in thousands) (unaudited)

					Additional	Dividends in	Unamortized	Total
		Preferred		Common	Paid-In	Excess of	Stock	Stockholders’
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	Compensation	Equity
Balance at January 1, 2004	10	$25,000	59,420	$594	$1,597,785	$(74,721)	$(7,170)	$1,541,488
Net income	—	—	—	—	—	71,692	—	71,692
Preferred stock dividends	—	—	—	—	—	(1,500)	—	(1,500)
Common stock dividends	—	—	—	—	—	(114,593)	—	(114,593)
Redemption of common unitsfor shares of common stock	—	—	16	—	425	—	—	425
Shares issued under Dividend Reinvestment and Stock Purchase Plan	—	—	9	—	364	—	—	364
Proceeds from stock options exercised	—	—	1,153	12	36,985	—	—	36,997
Proceeds from stock warrants exercised	—	—	149	1	4,924	—	—	4,925
Stock options expense	—	—	—	—	374	—	—	374
Deferred compensation plan for directors	—	—	—	—	197	—	—	197
Issuance of Restricted Stock Awards	—	—	2	—	76	—	(76)	—
Amortization of stock compensation	—	—	—	—	—	—	2,732	2,732
Adjustment to fair value of Restricted Stock Awards	—	—	—	—	232	—	(232)	—
Cancellation of Restricted Stock Awards	—	—	(19)	—	(575)	—	575	—

Balance at September 30, 2004	10	$25,000	60,730	$607	$1,640,787	$(119,122)	$(4,171)	$1,543,101

Statements of Funds from Operations

(in thousands, except per share/unit amounts) (unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2004	2003	2004	2003
	Net income available to common shareholders	$28,116	$50,392	$70,192	$113,961
Add:	Minority interest in Operating Partnership	7,431	7,354	21,600	22,193
	Minority interest in equity in earnings of unconsolidated joint ventures	(79)	424	66	1,524
	Minority interest in gain on sale of investment in unconsolidated joint venture	—	2,748	83	2,748
	Minority interest in discontinued operations	177	182	(941)	733
	Real estate-related depreciation and amortization on continuing operations (a)	33,945	30,699	98,300	92,047
	Real estate-related depreciation and amortization on discontinued operations	125	923	1,783	2,919
Deduct:	Equity in earnings-gain on disposition of rental property	—	—	—	(2,427)
	Gain on sale of investment in unconsolidated joint venture	—	(23,140)	(720)	(23,140)
	Add (Deduct): Discontinued operations – Realized gains (unrealized losses) on disposition of rental property, net	—	—	11,856	(1,324)

	Funds from operations available to common shareholders (b)	$69,715	$69,582	$202,219	$209,234

	Diluted weighted average shares/units outstanding (c)	75,056	72,465	74,801	71,943

	Funds from operations per share/unit — diluted	$0.93	$0.96	$2.70	$2.91

	Dividend declared per common share	$0.63	$0.63	$1.89	$1.89

	Dividend payout ratios:
	Funds from operations-diluted	67.83%	65.61%	69.91%	64.99%

	Supplemental Information:
	Non-incremental revenue generating capital expenditures:
	Building improvements	$1,380	$1,982	$4,438	$5,530
	Tenant improvements and leasing commissions	$11,493	$12,887	$35,009	$32,033
	Straight-line rent adjustments (d)	$2,203	$1,293	$8,454	$8,882

(a)          Includes the Company’s share from unconsolidated joint ventures of $991 and $2,272 for the three months ended September 30, 2004 and 2003, respectively and $3,108 and $7,344 for the nine months ended September 30, 2004 and 2003, respectively.

(b)         Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 10.

(c)          Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,994 shares and 14,016 shares for the three months ended September 30, 2004 and 2003, respectively and 13,996 shares and 14,027 shares for the nine months ended September 30, 2004 and 2003 respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants).  See reconciliation of basic to diluted shares/units on page 27.

(d)         Includes the Company’s share from unconsolidated joint ventures of $160 and $951 for the three months ended September 30, 2004 and 2003, respectively and $449 and $2,903 for the nine months ended September 30, 2004 and 2003, respectively.

Statements of Funds from Operations Per Diluted Share

(amounts are per diluted share, except share count in thousands) (unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2004	2003	2004	2003
Net income available to common shareholders		$0.46	$0.84	$1.16	$1.96
Add:	Real estate-related depreciation and amortization on continuing operations (a)	0.45	0.42	1.31	1.28
	Real estate-related depreciation and amortization on discontinued operations	—	0.01	0.02	0.04
Deduct:	Equity in earnings-gain on disposition of rental property	—	—	—	(0.03)
	Gain on sale of investment in unconsolidated joint venture	—	(0.32)	(0.01)	(0.32)
	Discontinued operations – Realized gain on disposition of rental property	—	—	—	(0.02)
Add:	Realized gains (unrealized losses) on disposition of rental property, net	—	—	0.16	—
Minority Interest/Rounding Adjustment		0.02	0.01	0.06	—

Funds from operations available to common shareholders (b)		$0.93	$0.96	$2.70	$2.91

Diluted weighted average shares/units outstanding (c)		75,056	72,465	74,801	71,943

(a)          Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.03 for the three months ended September 30, 2004 and 2003, respectively and $0.04 and $0.10 for the nine months ended September 30, 2004 and 2003, respectively.

(b)         Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 10.

(c)          Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,994 shares and 14,016 shares for the three months ended September 30, 2004 and 2003, respectively and 13,996 shares and 14,027 shares for the nine months ended September 30, 2004 and 2003, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 27.

Reconciliation of Basic-to-Diluted Shares/Units

(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

		Three Months Ended September 30,		Nine Months Ended September 30,
		2004	2003	2004	2003
Basic weighted average shares outstanding:		60,492	57,870	60,228	57,545
Add: Weighted average common units		7,788	7,798	7,791	7,804
Basic weighted average shares/units:		68,280	65,668	68,019	65,349
Add:	Weighted average preferred units (after conversion to common units)	6,205	6,218	6,205	6,223
	Stock options	571	559	570	364
	Stock warrants	—	20	7	7
Diluted weighted average shares/units outstanding:		75,056	72,465	74,801	71,943

IV.  VALUE CREATION PIPELINE

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions

(dollars in thousands)

For the nine months ended September 30, 2004

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Office:
04/14/04	5 Wood Hollow Road (b)	Parsipanny, Morris County, NJ	1	317,040	$34,187
05/12/04	210 South 16th Street (c)	Omaha, Douglas County, NE	1	318,224	8,507
06/01/04	30 Knightsbridge Road (d)	Piscataway, Middlesex County, NJ	4	680,350	49,618
06/01/04	412 Mt. Kemble Avenue (d)	Morris Township, Morris County, NJ	1	475,100	40,155

Total Property Acquisitions:			7	1,790,714	$132,467

(a)          Amounts are as of September 30, 2004.

(b)         Transaction was funded primarily through borrowing on the Company’s revolving credit facility.

(c)          Property was acquired through the Company’s receipt of a deed in lieu of foreclosure in satisfaction of the Company’s mortgage note receivable, which was collateralized by the acquired property.

(d)         Properties were acquired from AT&T Corporation (“AT&T”), a tenant of the Company, for cash and assumed obligations, as follows:

1.               Acquired 30 Knightsbridge Road, a four-building office complex, aggregating 680,350 square feet and located in Piscataway, New Jersey.  AT&T, which currently occupies the entire complex, has leased back from the Company two of the buildings in the complex, totaling 275,000 square feet, for 10 years and seven months, and has leased back the remaining 405,350 square feet of the complex pursuant to a four-month lease with certain rights for AT&T to extend;

2.               Acquired Kemble Plaza II, a 475,100 square-foot office building located in Morris Township, New Jersey, which the Company had previously sold to AT&T in June of 2000.  AT&T, which currently occupies the entire building, has leased back the entire property from the Company for one year;

3.               Signed a lease extension at the Company’s Kemble Plaza I property in Morris Township, New Jersey, extending AT&T’s lease for the entire 387,000 square-foot building for an additional five years to August 2014.  Under the lease extension, the Company has agreed, among other things, to fund up to $2.1 million of tenant improvements to be performed by AT&T at the property;

4.               Paid cash consideration of approximately $12.9 million to AT&T; and

5.               Assumed AT&T’s lease obligations with third-party landlords at seven office buildings, aggregating 922,674 square feet, which carry a weighted average remaining term of 4.5 years.  The Company has estimated that the obligations, net of estimated sub-lease income, total approximately $84.8 million, with a net present value of approximately $76.2 million utilizing a weighted average discount rate of 4.85 percent.  The net present value of the assumed obligations as of September 30, 2004 is included in mortgages, loans payable and other obligations.

For the year ended December 31, 2003

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Office:
09/12/03	4 Sentry Parkway	Blue Bell, Montgomery County, PA	1	63,930	$10,432
09/23/03	14 Commerce Drive	Cranford, Union County, NJ	1	67,189	8,387
Total Office Property Acquisitions:			2	131,119	18,819

Office/Flex:
08/19/03	3 Odell Plaza	Yonkers, Westchester County, NY	1	71,065	6,100
Total Property Acquisitions:			3	202,184	$24,919

(a)          Transactions were funded primarily through borrowings on the Company’s revolving credit facility, from net proceeds received in the sale or sales of rental property, and/or from the Company’s cash reserves.  Amounts are as of December 31, 2003.

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Elmsford Distribution Center (c)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (c)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Tri West Plaza II (c)	Dallas	TX	4.5	500,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office
Pacific Plaza Phase III (d)	Daly City	CA	2.5	270,000	Office
Total:			375.2	9,012,250

(a)          Land owned by unconsolidated joint venture in which Mack-Cali is an equity partner.

(b)         In addition, there are 21 acres of riparian property.

(c)          Mack-Cali holds an option to purchase this land.

(d)         Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Rental Property Sales

(dollars in thousands)

For the nine months ended September 30, 2004

No Activity.

For the year ended December 31, 2003

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
03/28/03	1770 St. James Place	Houston, Harris County, TX	1	103,689	$5,469	$4,145	$1,324
10/31/03	111 Soledad	San Antonio, Bexar County, TX	1	248,153	10,782	10,538	244
Total Office Property Sales:			2	351,842	$16,251	$14,683	$1,568

Land:
11/19/03	Home Depot	Hamilton Township, Mercer County, NJ	1	27.7 acres	2,471	498	1,973
Total Property Sales:			3	351,842	$18,722	$15,181	$3,541

Rental Property Held For Sale

(dollars in thousands)

At September 30, 2004

Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Book Value At 9/30/04
Office:
340 Mount Kemble Avenue	Morris Township, Morris County, NJ	1	387,000	$59,173
3030 LBJ Freeway	Dallas, Dallas County, TX	1	367,018	21,606
1122 Alma Road	Richardson, Dallas County, TX	1	82,576	2,344
84 N.E. Loop 410	San Antonio, Bexar County, TX	1	187,312	9,580

Totals:		4	1,023,906	$92,703

V.  PORTFOLIO/ LEASING STATISTICS

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics

(For the three months ended September 30, 2004)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

LEASING ACTIVITY

Region/Market	Sq. Ft. Leased 6/30/04	Leased Sq. Ft. Acquired	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/04 (b)	Pct. Leased 9/30/04 (c)	Pct. Leased 6/30/04

Northeast
Northern NJ	10,862,843	—	(190,374)	275,429	85,055	10,947,898	92.6%	91.8%
Central NJ	3,419,221	—	(272,291)	281,448	9,157	3,428,378	92.9%	92.6%
Westchester Co., NY	4,672,220	—	(210,357)	220,101	9,744	4,681,964	96.3%	96.1%
Sub. Philadelphia	3,176,513	—	(196,081)	207,923	11,842	3,188,355	91.1%	90.8%
Fairfield, CT	776,379	—	(24,276)	20,341	(3,935)	772,444	90.7%	91.1%
Washington, DC/MD	445,599	—	(3,130)	—	(3,130)	442,469	98.2%	98.9%
Dutchess/Nassau/Rockland Co., NY	575,857	—	(64,512)	73,222	8,710	584,567	98.8%	97.3%
Total Northeast	23,928,632	—	(961,021)	1,078,464	117,443	24,046,075	93.3%	92.8%

Southwest/West
Texas	458,755	—	(7,155)	25,654	18,499	477,254	74.9%	72.0%
Colorado	1,416,783	—	(29,143)	86,534	57,391	1,474,174	94.2%	90.5%
San Francisco	421,792	—	(8,228)	7,775	(453)	421,339	93.4%	93.5%
Total Southwest/West	2,297,330	—	(44,526)	119,963	75,437	2,372,767	89.4%	86.6%

Company Totals	26,225,962	—	(1,005,547)	1,198,427	192,880	26,418,842	92.9%	92.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2004	28,429,291
Total sq. ft. of properties added this period	—
Total sq. ft. as of September 30, 2004	28,429,291

(a)          Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)         Includes leases expiring September 30, 2004 aggregating 163,666 square feet for which no new leases were signed.

(c)          Excluded from percentage leased at September 30, 2004 and June 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 68.9 and 71.1 percent leased at September 30, 2004 and June 30, 2004, respectively.

Leasing Statistics

(For the three months ended September 30, 2004)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northeast
Northern NJ	Office	37	264,544	206,560	57,984	7.3	23.98	2.54
	Office/Flex	2	10,885	2,727	8,158	5.0	15.21	2.40
Central NJ	Office	23	203,408	63,106	140,302	6.7	24.70	3.95
	Office/Flex	5	78,040	42,611	35,429	5.1	16.64	3.44
Westchester Co., NY	Office	20	114,326	7,551	106,775	5.2	23.56	3.53
	Office/Flex	19	92,821	38,246	54,575	4.2	17.13	3.18
	Industrial/Warehouse	2	12,954	4,950	8,004	6.2	17.13	0.77
Sub. Philadelphia	Office	17	111,648	26,977	84,671	5.9	21.38	2.56
	Office/Flex	10	96,275	15,635	80,640	3.8	10.23	1.52
Fairfield, CT	Office	2	20,341	—	20,341	10.6	20.04	3.58
Dutchess/Nassau/Rockland Co., NY	Office	7	73,222	10,665	62,557	7.4	23.48	1.69
Total Northeast		144	1,078,464	419,028	659,436	6.1	21.18	3.17

Southwest/West
Texas	Office	7	25,654	17,738	7,916	4.5	16.89	3.96
Colorado	Office	13	86,534	63,859	22,675	4.0	13.12	3.95
San Francisco	Office	20	7,775	1,092	6,683	2.4	26.49	2.10
Total Southwest/West		40	119,963	82,689	37,274	4.0	14.79	3.95

Company Totals		184	1,198,427	501,717	696,710	5.9	20.54	3.23

Detail by Property Type
	Office	146	907,452	397,548	509,904	6.4	22.43	3.39
	Office/Flex	36	278,021	99,219	178,802	4.3	14.53	2.73
	Industrial/Warehouse	2	12,954	4,950	8,004	6.2	17.13	0.77

Company Totals		184	1,198,427	501,717	696,710	5.9	20.54	3.23

Tenant Retention:	Leases Retained	63.6%
	Sq. Ft. Retained	69.3%

(a)          “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(b)         For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)          Represents estimated workletter costs of $14,952,917 and commissions of $4,947,515 committed, but not necessarily expended, during the period for second generation space aggregating 1,114,214 square feet.

Leasing Statistics

(For the three months ended September 30, 2004)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

LEASING ACTIVITY

State	Sq. Ft. Leased 6/30/04	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/04	Pct. Leased 9/30/04	Pct. Leased 6/30/04
New York	117,000	—	(45,000)	—	(45,000)	72,000	31.0%	50.4%
Texas	190,033	—	(1,882)	—	(1,882)	188,151	63.1%	63.8%
California	664,191	(445,882)	(26,355)	27,256	901	219,210	71.7%	86.2%

Totals	971,224	(445,882)	(73,237)	27,256	(45,981)	479,361	57.4%	74.7%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2004	1,300,742
Total sq. ft. of properties added/sold this period	(465,124)
Total sq. ft. as of September 30, 2004	835,618

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (d)
California	2	27,256	901	26,355	5.0	18.01	2.55

Totals	2	27,256	901	26,355	5.0	18.01	2.55

(a)          Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)         Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)          “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(d)         Represents estimated workletter costs of $133,925 and commissions of $202,277 committed, but not necessarily expended, during the period for second generation space aggregating 26,355 square feet.

Leasing Statistics

(For the nine months ended September 30, 2004)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

LEASING ACTIVITY

Region/Market	Sq. Ft. Leased 12/31/03	Leased Sq. Ft. Acquired (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/04 (c)	Pct. Leased 9/30/04 (d)	Pct. Leased 12/31/03

Northeast
Northern NJ	10,077,784	792,140	(1,274,891)	1,352,865	77,974	10,947,898	92.6%	91.3%
Central NJ	2,777,279	680,350	(457,306)	428,055	(29,251)	3,428,378	92.9%	92.2%
Westchester Co., NY	4,617,800	—	(538,914)	603,078	64,164	4,681,964	96.3%	94.9%
Sub. Philadelphia	3,113,865	—	(427,140)	501,630	74,490	3,188,355	91.1%	89.0%
Fairfield, CT	781,306	—	(61,874)	53,012	(8,862)	772,444	90.7%	91.7%
Washington, DC/MD	444,273	—	(3,130)	1,326	(1,804)	442,469	98.2%	98.6%
Dutchess/Nassau/Rockland Co., NY	570,868	—	(71,212)	84,911	13,699	584,567	98.8%	96.5%
Total Northeast	22,383,175	1,472,490	(2,834,467)	3,024,877	190,410	24,046,075	93.3%	92.1%

Southwest/West
Texas	511,567	—	(132,735)	98,422	(34,313)	477,254	74.9%	80.3%
Colorado	1,336,157	—	(107,818)	245,835	138,017	1,474,174	94.2%	85.4%
San Francisco	440,061	—	(99,061)	80,339	(18,722)	421,339	93.4%	97.6%
Total Southwest/West	2,287,785	—	(339,614)	424,596	84,982	2,372,767	89.4%	86.2%

Company Totals	24,670,960	1,472,490	(3,174,081)	3,449,473	275,392	26,418,842	92.9%	91.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2003	26,956,801
Total sq. ft. of properties added this period	1,472,490
Total sq. ft. as of September 30, 2004	28,429,291

(a)          Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)         Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)          Includes leases expiring September 30, 2004 aggregating 163,666 square feet for which no new leases were signed.

(d)         Excluded from percentage leased at September 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 68.9 percent leased at September 30, 2004.

Leasing Statistics

(For the nine months ended September 30, 2004)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northeast
Northern NJ	Office	105	1,316,620	404,197	912,423	7.4	21.89	1.55
	Office/Flex	6	36,245	6,261	29,984	4.8	17.21	2.13
Central NJ	Office	46	328,039	114,260	213,779	5.9	23.22	3.40
	Office/Flex	8	100,016	44,636	55,380	4.3	16.37	3.25
Westchester Co., NY	Office	69	305,411	100,662	204,749	5.7	24.02	3.64
	Office/Flex	47	261,175	92,877	168,298	3.5	14.80	1.98
	Industrial/Warehouse	4	27,192	19,188	8,004	6.1	13.93	0.78
	Retail	1	9,300	—	9,300	5.0	34.79	1.25
Sub. Philadelphia	Office	40	259,219	106,048	153,171	6.4	22.38	2.27
	Office/Flex	25	242,411	60,986	181,425	3.6	9.10	1.30
Fairfield, CT	Office	11	50,237	14,855	35,382	6.9	21.99	4.10
	Office/Flex	1	2,775	—	2,775	5.0	18.30	1.20
Washington, DC/MD	Office	1	1,326	—	1,326	8.9	43.70	3.21
Dutchess/Nassau/Rockland Co., NY	Office	12	84,911	20,845	64,066	7.1	23.31	1.63
Total Northeast		376	3,024,877	984,815	2,040,062	6.2	20.43	2.28

Southwest/West
Texas	Office	19	98,422	82,683	15,739	7.7	16.65	3.65
Colorado	Office	41	245,835	162,563	83,272	4.4	13.66	3.68
San Francisco	Office	87	80,339	16,977	63,362	4.2	23.78	3.37
Total Southwest/West		147	424,596	262,223	162,373	5.2	16.27	3.64

Company Totals		523	3,449,473	1,247,038	2,202,435	6.0	19.92	2.44

Detail by Property Type
	Office	431	2,770,359	1,023,090	1,747,269	6.6	21.52	2.53
	Office/Flex	87	642,622	204,760	437,862	3.7	13.05	1.97
	Industrial/Warehouse	4	27,192	19,188	8,004	6.1	13.93	0.78
	Retail	1	9,300	—	9,300	5.0	34.79	1.25

Company Totals		523	3,449,473	1,247,038	2,202,435	6.0	19.92	2.44

Tenant Retention:	Leases Retained	60.2%
	Sq. Ft. Retained	69.4%

(a)          “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(b)         For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)          Represents estimated workletter costs of $33,368,097 and commissions of $12,893,372 committed, but not necessarily expended, during the period for second generation space aggregating 3,252,120 square feet.

Leasing Statistics

(For the nine months ended September 30, 2004)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

LEASING ACTIVITY

State	Sq. Ft. Leased 12/31/03	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/04	Pct. Leased 9/30/04	Pct. Leased 12/31/03
New York	17,000	—	(45,000)	100,000	55,000	72,000	31.0%	7.3%
Texas	183,741	—	(8,946)	13,356	4,410	188,151	63.1%	61.7%
California	681,568	(445,882)	(133,267)	116,791	(16,476)	219,210	71.7%	88.4%

Totals	882,309	(445,882)	(187,213)	230,147	42,934	479,361	57.4%	67.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2003	1,300,742
Total sq. ft. of properties added/sold this period	(465,124)
Total sq. ft. as of September 30, 2004	835,618

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent ($)	Leasing Costs Per Sq. Ft. Per Year (d)
New York	2	100,000	100,000	—	3.5	11.82	2.26
Texas	5	13,356	2,777	10,579	5.1	14.62	3.23
California	4	116,791	901	115,890	8.5	22.78	2.82

Totals	11	230,147	103,678	126,469	6.1	17.55	2.72

(a)          Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)         Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)          “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(d)         Represents estimated workletter costs of $2,255,168 and commissions of $1,558,848 committed, but not necessarily expended, during the period for second generation space aggregating 229,246 square feet.

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	106,461,026	20.3	5,782,009	20.4
New York, NY (Westchester-Rockland Counties)	91,826,706	17.5	5,044,088	17.7
Bergen-Passaic, NJ	88,236,885	16.8	4,530,091	15.9
Jersey City, NJ	71,358,733	13.6	3,071,695	10.8
Philadelphia, PA-NJ	50,897,954	9.7	3,417,953	12.0
Trenton, NJ (Mercer County)	16,369,399	3.1	767,365	2.7
Denver, CO	15,511,347	2.9	1,084,945	3.8
Middlesex-Somerset-Hunterdon, NJ	14,427,766	2.7	791,051	2.8
Stamford-Norwalk, CT	13,416,596	2.6	706,510	2.5
Washington, DC-MD-VA-WV	13,378,766	2.5	450,549	1.6
San Francisco, CA	10,667,713	2.0	450,891	1.6
Monmouth-Ocean, NJ	7,537,549	1.4	577,423	2.0
Nassau-Suffolk, NY	6,559,574	1.2	292,849	1.0
Dallas, TX	5,394,141	1.0	449,594	1.6
Bridgeport, CT	2,769,530	0.5	145,487	0.5
San Antonio, TX	2,682,690	0.5	187,312	0.7
Dutchess County, NY	2,391,672	0.5	118,727	0.4
Colorado Springs, CO	2,220,385	0.4	209,987	0.7
Boulder-Longmont, CO	2,041,610	0.4	270,421	1.0
Atlantic-Cape May, NJ	1,893,626	0.4	80,344	0.3

Totals	526,043,668	100.0	28,429,291	100.0

(a)          Annualized base rental revenue is based on actual September 2004 billings times 12.  For leases whose rent commences after October 1, 2004, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)         Includes leases expiring September 30, 2004 aggregating 163,666 square feet and representing annualized rent of $3,518,595 for which no new leases were signed.

(c)          Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	77,389,337	14.6	2,808,253	10.7
Manufacturing	48,520,677	9.2	2,472,869	9.4
Telecommunications	39,237,696	7.5	2,538,084	9.8
Insurance Carriers & Related Activities	31,738,793	6.0	1,501,372	5.8
Computer System Design Services	28,679,664	5.5	1,444,172	5.5
Legal Services	26,086,599	5.0	979,599	3.8
Credit Intermediation & Related Activities	26,007,050	4.9	1,289,828	5.0
Scientific Research/Development	24,596,390	4.7	1,299,692	5.0
Health Care & Social Assistance	21,691,079	4.1	1,088,080	4.2
Wholesale Trade	20,358,944	3.9	1,360,329	5.2
Accounting/Tax Prep.	16,076,371	3.1	673,779	2.6
Other Professional	15,776,503	3.0	762,056	2.9
Retail Trade	15,690,740	3.0	908,272	3.5
Publishing Industries	13,187,857	2.5	557,350	2.1
Architectural/Engineering	10,713,199	2.0	493,353	1.9
Information Services	10,067,572	1.9	441,231	1.7
Other Services (except Public Administration)	10,018,175	1.9	641,146	2.5
Advertising/Related Services	9,716,100	1.8	406,000	1.6
Real Estate & Rental & Leasing	9,274,044	1.8	526,319	2.0
Arts, Entertainment & Recreation	9,124,515	1.7	618,577	2.4
Transportation	6,109,853	1.2	340,593	1.3
Construction	5,790,766	1.1	306,375	1.2
Management of Companies & Finance	5,575,892	1.1	268,169	1.0
Data Processing Services	5,214,550	1.0	235,488	0.9
Utilities	5,099,938	1.0	263,775	1.0
Public Administration	5,075,446	1.0	226,724	0.9
Educational Services	4,531,453	0.9	247,600	1.0
Admin & Support, Waste Mgt. & Remediation Services	3,862,176	0.7	265,051	1.0
Specialized Design Services	3,474,258	0.7	229,735	0.9
Management/Scientific	3,386,904	0.6	161,691	0.6
Other	13,971,127	2.6	666,565	2.6

Totals	526,043,668	100.0	26,022,127	100.0

(a)          The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

(b)         Annualized base rental revenue is based on actual September 2004 billings times 12.  For leases whose rent commences after October 1, 2004, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(d)         Includes leases expiring September 30, 2004 aggregating 163,666 square feet and representing annualized rent of $3,518,595 for which no new leases were signed.

Consolidated Portfolio Analysis (a)

(as of September 30, 2004)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	83	31.6%	50	19.0%	—	—	—	—	—	—	133	50.6%
New York	24	9.1%	41	15.6%	6	2.3%	2	0.8%	2	0.8%	75	28.6%
Pennsylvania	17	6.4%	—	—	—	—	—	—	—	—	17	6.4%
Connecticut	4	1.5%	5	1.9%	—	—	—	—	—	—	9	3.4%
Wash., D.C./ Maryland	3	1.1%	—	—	—	—	—	—	—	—	3	1.1%
Sub-total Northeast:	131	49.7%	96	36.5%	6	2.3%	2	0.8%	2	0.8%	237	90.1%

Texas	3	1.1%	—	—	—	—	—	—	—	—	3	1.1%
California	2	0.8%	—	—	—	—	—	—	—	—	2	0.8%
Colorado	20	7.6%	—	—	—	—	—	—	—	—	20	7.6%
Nebraska	1	0.4%	—	—	—	—	—	—	—	—	1	0.4%
TOTALS By Type:	157	59.6%	96	36.5%	6	2.3%	2	0.8%	2	0.8%	263	100.0%

(a)   Excludes five properties, aggregating approximately 836,000 square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis (a)

(as of September 30, 2004)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	14,840,445	51.7%	2,277,531	7.9%	—	—	—	—	17,117,976	59.6%
New York	2,702,152	9.4%	2,348,812	8.2%	387,400	1.3%	17,300	0.1%	5,455,664	19.0%
Pennsylvania	1,899,955	6.6%	—	—	—	—	—	—	1,899,955	6.6%
Connecticut	578,997	2.0%	273,000	0.9%	—	—	—	—	851,997	2.9%
Wash., D.C./ Maryland	450,549	1.6%	—	—	—	—	—	—	450,549	1.6%
Sub-total Northeast	20,472,098	71.3%	4,899,343	17.0%	387,400	1.3%	17,300	0.1%	25,776,141	89.7%

Texas	636,906	2.2%	—	—	—	—	—	—	636,906	2.2%
California	450,891	1.6%	—	—	—	—	—	—	450,891	1.6%
Colorado	1,565,353	5.4%	—	—	—	—	—	—	1,565,353	5.4%
Nebraska	318,224	1.1%	—	—	—	—	—	—	318,224	1.1%
TOTALS By Type:	23,443,472	81.6%	4,899,343	17.0%	387,400	1.3%	17,300	0.1%	28,747,515	100.0%

(a)   Excludes five properties, aggregating approximately 836,000 square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis (a)

(Year ended September 30, 2004)

Breakdown by Base Rental Revenue (b)

(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	289,351	55.9%	18,988	3.6%	—	—	—	—	—	—	308,339	59.5%
New York	59,015	11.4%	34,040	6.6%	4,063	0.8%	383	0.1%	249	0.1%	97,750	19.0%
Pennsylvania	39,592	7.6%	—	—	—	—	—	—	—	—	39,592	7.6%
Connecticut	12,521	2.4%	3,891	0.8%	—	—	—	—	—	—	16,412	3.2%
Wash., D.C./ Maryland	14,737	2.8%	—	—	—	—	—	—	—	—	14,737	2.8%
Sub-total Northeast:	415,216	80.1%	56,919	11.0%	4,063	0.8%	383	0.1%	249	0.1%	476,830	92.1%

Texas	6,607	1.3%	—	—	—	—	—	—	—	—	6,607	1.3%
California	14,593	2.8%	—	—	—	—	—	—	—	—	14,593	2.8%
Colorado	18,843	3.6%	—	—	—	—	—	—	—	—	18,843	3.6%
Nebraska	1,154	0.2%	—	—	—	—	—	—	—	—	1,154	0.2%
TOTALS By Type:	456,413	88.0%	56,919	11.0%	4,063	0.8%	383	0.1%	249	0.1%	518,027	100.0%

(a)          Excludes five properties, aggregating approximately 836,000 square feet, which are not consolidated by the Company.

(b)         Total base rent for the 12 months ended September 30, 2004, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Consolidated Portfolio Analysis (a) (b)

(as of September 30, 2004)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	92.8%	92.8%	—	—	92.8%
New York	96.1%	96.5%	99.4%	100.0%	96.5%
Pennsylvania	88.0%	—	—	—	88.0%
Connecticut	86.3%	100.0%	—	—	90.7%
Washington, D.C./ Maryland	98.2%	—	—	—	98.2%
Sub-total Northeast	92.7%	95.0%	99.4%	100.0%	93.3%

Texas	74.9%	—	—	—	74.9%
California	93.4%	—	—	—	93.4%
Colorado	94.2%	—	—	—	94.2%

WEIGHTED AVG. By Type:	92.4%	95.0%	99.4%	100.0%	92.9%

(a)          Excludes five properties, aggregating approximately 836,000 square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)         Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring September 30, 2004 aggregating 163,666 square feet for which no new leases were signed.  Excluded from percentage leased at September 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 68.9 percent leased at September 30, 2004.

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/04 (%) (a)	2004 Base Rent ($000’s) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($) (c) (d)

ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.18	23.53
200 Decadon Drive	1991	39,922	100.0	923	0.18	23.12

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,424	0.66	23.94
Fort Lee
One Bridge Plaza	1981	200,000	92.1	4,500	0.86	24.43
2115 Linwood Avenue	1981	68,000	63.0	1,218	0.24	28.43
Little Ferry
200 Riser Road	1974	286,628	66.5	1,782	0.34	9.35
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	736	0.14	15.43
135 Chestnut Ridge Road	1981	66,150	100.0	1,560	0.30	23.58
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,715	1.30	25.84
461 From Road	1988	253,554	99.7	6,075	1.17	24.03
650 From Road	1978	348,510	98.9	8,020	1.54	23.27
140 Ridgewood Avenue	1981	239,680	94.6	4,724	0.91	20.83
61 South Paramus Avenue	1985	269,191	97.8	6,628	1.28	25.18
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	0.27	26.97
365 West Passaic Street	1976	212,578	88.8	4,128	0.80	21.87
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.44	15.72
10 Mountainview Road	1986	192,000	97.5	3,856	0.74	20.60
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,951	0.38	21.87
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	0.23	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.23	20.38
50 Tice Boulevard	1984	235,000	100.0	5,840	1.13	24.85
300 Tice Boulevard	1991	230,000	100.0	6,202	1.20	26.97

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,430	0.28	19.32
228 Strawbridge Drive	1984	74,000	100.0	1,043	0.20	14.09

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	95.6	6,816	1.32	28.81
Roseland
101 Eisenhower Parkway	1980	237,000	91.4	5,214	1.01	24.07
103 Eisenhower Parkway	1985	151,545	100.0	3,399	0.66	22.43
105 Eisenhower Parkway	2001	220,000	83.4	3,122	0.60	17.02

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	99.0	5,155	1.00	13.02
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,813	3.63	24.71

Property Listing

Office Properties

(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/04 (%) (a)	2004 Base Rent ($000’s) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($) (c) (d)

Harborside Financial Center Plaza 3	1990	725,600	100.0	17,932	3.46	24.71
Harborside Financial Center Plaza 4-A	2000	207,670	97.5	6,892	1.33	34.04
Harborside Financial Center Plaza 5	2002	977,225	73.4	23,916	4.61	33.34

MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	0.27	14.45
Princeton
103 Carnegie Center	1984	96,000	92.2	1,943	0.38	21.95
100 Overlook Center	1988	149,600	100.0	4,167	0.80	27.85
5 Vaughn Drive	1987	98,500	100.0	2,429	0.47	24.66

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	373	0.07	9.33
Piscataway
30 Knightsbridge Road, Bldg. 3 (e)	1977	160,000	100.0	771	0.15	14.54
30 Knightsbridge Road, Bldg. 4 (e)	1977	115,000	100.0	554	0.11	14.53
30 Knightsbridge Road, Bldg. 5 (e)	1977	332,607	100.0	1,604	0.31	14.55
30 Knightsbridge Road, Bldg. 6 (e)	1977	72,743	100.0	351	0.07	14.56
Plainsboro
500 College Road East	1984	158,235	100.0	3,672	0.71	23.21
South Brunswick
3 Independence Way	1983	111,300	16.7	407	0.08	21.90
Woodbridge
581 Main Street	1991	200,000	100.0	4,961	0.96	24.81

MONMOUTH COUNTY, NEW JERSEY
Neptune
3600 Route 66	1989	180,000	100.0	2,627	0.51	14.59
Wall Township
1305 Campus Parkway	1988	23,350	85.9	392	0.08	19.54
1350 Campus Parkway	1990	79,747	99.9	1,591	0.31	19.97

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	99.0	4,174	0.81	25.07
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,594	0.31	21.25
201 Littleton Road	1979	88,369	88.6	1,772	0.34	22.63
Morris Township
340 Mt. Kemble Avenue	1985	387,000	100.0	5,644	1.09	14.58
412 Mt. Kemble Avenue (e)	1986	475,100	100.0	2,387	0.46	15.15
Parsippany
4 Campus Drive	1983	147,475	95.8	3,638	0.70	25.75
6 Campus Drive	1983	148,291	60.8	1,641	0.32	18.20
7 Campus Drive	1982	154,395	100.0	2,037	0.39	13.19
8 Campus Drive	1987	215,265	100.0	5,671	1.08	26.34
9 Campus Drive	1983	156,495	89.6	3,626	0.70	25.86
2 Dryden Way	1990	6,216	100.0	93	0.02	14.96
4 Gatehall Drive	1988	248,480	79.0	5,329	1.03	27.15

Property Listing

Office Properties

(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/04 (%) (a)	2004 Base Rent ($000’s) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($) (c) (d)

2 Hilton Court	1991	181,592	89.8	4,548	0.88	27.89
1633 Littleton Road	1978	57,722	100.0	1,131	0.22	19.59
600 Parsippany Road	1978	96,000	50.0	1,020	0.20	21.25
1 Sylvan Way	1989	150,557	100.0	3,498	0.68	23.23
5 Sylvan Way	1989	151,383	100.0	4,007	0.77	26.47
7 Sylvan Way	1987	145,983	100.0	2,927	0.57	20.05
5 Wood Hollow Road (e)	1979	317,040	100.0	2,132	0.41	14.44

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	98.0	1,528	0.29	20.79
Totowa
999 Riverview Drive	1988	56,066	75.5	901	0.17	21.29
Wayne
201 Willowbrook Boulevard	1970	178,329	56.2	1,657	0.32	16.53

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	42.2	309	0.06	14.94
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.25	19.92
Bernards
106 Allen Road	2000	132,010	78.6	2,344	0.45	22.59
Bridgewater
721 Route 202/206	1989	192,741	97.5	4,650	0.90	24.74

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	91.5	4,357	0.84	26.08
Cranford
6 Commerce Drive	1973	56,000	100.0	1,221	0.24	21.80
11 Commerce Drive (c)	1981	90,000	100.0	1,242	0.24	13.80
12 Commerce Drive	1967	72,260	95.4	882	0.17	12.79
14 Commerce Drive	1971	67,189	98.0	1,386	0.27	21.05
20 Commerce Drive	1990	176,600	79.0	3,879	0.75	27.80
25 Commerce Drive	1971	67,749	100.0	1,396	0.27	20.61
65 Jackson Drive	1984	82,778	100.0	1,787	0.34	21.59
New Providence
890 Mountain Avenue	1977	80,000	89.6	2,228	0.43	31.08

Total New Jersey Office		14,840,445	92.8	289,351	55.87	22.01

DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	94.1	2,211	0.43	19.79

NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive	1983	237,274	100.0	5,476	1.05	23.08
111 East Shore Road	1980	55,575	100.0	1,593	0.31	28.66

Property Listing

Office Properties

(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/04 (%) (a)	2004 Base Rent ($000’s) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($) (c) (d)

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,034	0.78	22.41

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	99.5	1,097	0.21	18.38
101 Executive Boulevard	1971	50,000	62.5	741	0.14	23.71
555 Taxter Road	1986	170,554	93.9	2,331	0.45	14.56
565 Taxter Road	1988	170,554	87.8	3,584	0.69	23.93
570 Taxter Road	1972	75,000	97.5	1,729	0.33	23.64
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	0.08	19.41
2 Skyline Drive	1987	30,000	87.9	415	0.08	15.74
3 Skyline Drive	1981	75,668	100.0	1,640	0.32	21.67
7 Skyline Drive	1987	109,000	96.6	2,058	0.40	19.55
17 Skyline Drive	1989	85,000	100.0	1,360	0.26	16.00
19 Skyline Drive	1982	248,400	100.0	4,471	0.86	18.00
Tarrytown
200 White Plains Road	1982	89,000	81.3	1,817	0.35	25.11
220 White Plains Road	1984	89,000	90.5	1,979	0.38	24.57
White Plains
1 Barker Avenue	1975	68,000	97.0	1,680	0.32	25.47
3 Barker Avenue	1983	65,300	100.0	1,647	0.32	25.22
50 Main Street	1985	309,000	99.3	8,804	1.70	28.69
11 Martine Avenue	1987	180,000	95.9	4,554	0.88	26.38
1 Water Street	1979	45,700	94.9	1,070	0.21	24.67
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,858	0.55	25.52
3 Executive Plaza	1987	58,000	100.0	1,474	0.28	25.41

Total New York Office		2,702,152	96.1	59,015	11.38	22.73

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	93.0	1,583	0.31	28.04
1055 Westlakes Drive	1990	118,487	69.8	2,337	0.45	28.26
1205 Westlakes Drive	1988	130,265	93.3	3,164	0.61	26.03
1235 Westlakes Drive	1986	134,902	70.5	2,152	0.42	22.63

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.49	26.85
200 Stevens Drive	1987	208,000	100.0	5,598	1.07	26.91
300 Stevens Drive	1992	68,000	63.1	986	0.19	22.98
Media
1400 Providence Road – Center I	1986	100,000	87.2	2,254	0.44	25.85
1400 Providence Road – Center II	1990	160,000	95.6	3,271	0.63	21.38

Property Listing

Office Properties

(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/04 (%) (a)	2004 Base Rent ($000’s) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($) (c) (d)

MONTGOMERY COUNTY, PENNSYLVANIA
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,375	0.27	22.86
16 Sentry Parkway	1988	93,093	100.0	2,140	0.41	22.99
18 Sentry Parkway	1988	95,010	95.4	1,817	0.35	20.05
King of Prussia
2200 Renaissance Boulevard	1985	174,124	91.6	3,692	0.71	23.15
Lower Providence
1000 Madison Avenue	1990	100,700	32.2	658	0.13	20.29
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	98.7	3,240	0.63	19.57
Five Sentry Parkway East	1984	91,600	100.0	1,952	0.38	21.31
Five Sentry Parkway West	1984	38,400	100.0	822	0.16	21.41

Total Pennsylvania Office		1,899,955	88.0	39,592	7.65	23.69

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	99.1	3,358	0.65	27.95
Norwalk
40 Richards Avenue	1985	145,487	79.5	2,728	0.53	23.59
Shelton
1000 Bridgeport Avenue	1986	133,000	76.6	1,747	0.34	17.15
Stamford
1266 East Main Street	1984	179,260	90.3	4,688	0.90	28.96

Total Connecticut Office		578,997	86.3	12,521	2.42	25.06

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	98.4	5,608	1.08	33.61
1400 L Street, NW	1987	159,000	98.0	6,233	1.19	40.00

Total District of Columbia Office		328,549	98.2	11,841	2.27	36.70

PRINCE GEORGE’S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	98.2	2,896	0.56	24.17

Total Maryland Office		122,000	98.2	2,896	0.56	24.17

BEXAR COUNTY, TEXAS
San Antonio
84 N.E. Loop 410	1971	187,312	88.9	2,307	0.45	13.85

DALLAS COUNTY, TEXAS
Dallas
3030 LBJ Freeway (c)	1984	367,018	84.7	4,148	0.80	13.34
Richardson
1122 Alma Road	1977	82,576	0.0	152	0.03	0.00

Total Texas Office		636,906	74.9	6,607	1.28	13.86

Property Listing

Office Properties

(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/04 (%) (a)	2004 Base Rent ($000’s) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($) (c) (d)

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	88.6	1,702	0.33	15.32
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	657	0.13	9.05
5350 South Roslyn Street	1982	63,754	95.9	973	0.19	15.91

BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court	1997	37,574	67.0	178	0.03	7.07
303 South Technology Court-A	1997	34,454	100.0	270	0.05	7.84
303 South Technology Court-B	1997	40,416	100.0	316	0.06	7.82
Louisville
248 Centennial Parkway	1996	39,266	100.0	290	0.06	7.39
1172 Century Drive	1996	49,566	68.3	366	0.07	10.81
285 Century Place	1997	69,145	100.0	822	0.16	11.89

DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,424	0.27	10.65
8181 East Tufts Avenue	2001	185,254	98.6	3,989	0.76	21.84

DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street (c)	1996	102,877	92.9	1,274	0.25	13.33
Englewood
67 Inverness Drive East	1996	54,280	100.0	307	0.06	5.66
384 Inverness Parkway	1985	51,523	92.0	652	0.13	13.75
400 Inverness Parkway	1997	111,608	96.6	1,753	0.34	16.26
9777 Mount Pyramid Court	1995	120,281	91.3	792	0.15	7.21

EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	94.1	540	0.10	12.11
1975 Research Parkway	1997	115,250	90.4	925	0.18	8.88
2375 Telstar Drive	1998	47,369	100.0	540	0.10	11.40

JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	93.6	1,073	0.21	18.02

Total Colorado Office		1,565,353	94.2	18,843	3.63	12.78

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	89.9	6,300	1.22	38.20
760 Market Street	1908	267,446	95.9	8,293	1.60	32.33

Total California Office		450,891	93.4	14,593	2.82	34.67

Property Listing

Office Properties

(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/04 (%) (a)	2004 Base Rent ($000’s) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($) (c) (d)
DOUGLAS COUNTY, NEBRASKA
Omaha
210 South 16th Street (e)	1894	318,224	68.9	1,154	0.21	13.53

Total Nebraska Office		318,224	68.9	1,154	0.21	13.53

TOTAL OFFICE PROPERTIES		23,443,472	92.4	456,413	88.09	$21.80

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/04 (%) (a)	2004 Base Rent ($000’s) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	421	0.08	6.53
5 Terri Lane	1992	74,555	93.9	509	0.10	7.27
Moorestown
2 Commerce Drive	1986	49,000	100.0	450	0.09	9.18
101 Commerce Drive	1988	64,700	100.0	195	0.04	3.01
102 Commerce Drive	1987	38,400	87.5	187	0.04	5.57
201 Commerce Drive	1986	38,400	100.0	199	0.04	5.18
202 Commerce Drive	1988	51,200	100.0	175	0.03	3.42
1 Executive Drive	1989	20,570	81.1	79	0.02	4.74
2 Executive Drive	1988	60,800	67.9	371	0.07	8.99
101 Executive Drive	1990	29,355	75.2	234	0.05	10.60
102 Executive Drive	1990	64,000	100.0	400	0.08	6.25
225 Executive Drive	1990	50,600	100.0	345	0.07	6.82
97 Foster Road	1982	43,200	100.0	202	0.04	4.68
1507 Lancer Drive	1995	32,700	100.0	139	0.03	4.25
1510 Lancer Drive	1998	88,000	100.0	334	0.06	3.80
1245 North Church Street	1998	52,810	100.0	394	0.08	7.46
1247 North Church Street	1998	52,790	91.0	419	0.08	8.72
1256 North Church Street	1984	63,495	100.0	382	0.07	6.02
840 North Lenola Road	1995	38,300	69.0	275	0.05	10.41
844 North Lenola Road	1995	28,670	74.9	126	0.02	5.87
915 North Lenola Road	1998	52,488	100.0	266	0.05	5.07
2 Twosome Drive	2000	48,600	100.0	391	0.08	8.05
30 Twosome Drive	1997	39,675	88.2	225	0.04	6.43
31 Twosome Drive	1998	84,200	100.0	465	0.09	5.52
40 Twosome Drive	1996	40,265	100.0	277	0.05	6.88
41 Twosome Drive	1998	43,050	66.6	257	0.05	8.96
50 Twosome Drive	1997	34,075	100.0	277	0.05	8.13

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive	1989	13,275	100.0	185	0.04	13.94
200 Horizon Drive	1991	45,770	100.0	563	0.11	12.30
300 Horizon Drive	1989	69,780	100.0	1,135	0.21	16.27
500 Horizon Drive	1990	41,205	100.0	608	0.12	14.76

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	453	0.09	12.94
1340 Campus Parkway	1992	72,502	100.0	899	0.17	12.40
1345 Campus Parkway	1995	76,300	79.8	795	0.15	13.06
1433 Highway 34	1985	69,020	75.7	587	0.11	11.23
1320 Wyckoff Avenue	1986	20,336	100.0	183	0.04	9.00
1324 Wyckoff Avenue	1987	21,168	100.0	214	0.04	10.11

Property Listing

Office/Flex Properties

(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/04 (%) (a)	2004 Base Rent ($000’s) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	517	0.10	13.27
2 Center Court	1998	30,600	85.3	305	0.06	11.69
11 Commerce Way	1989	47,025	100.0	548	0.11	11.65
20 Commerce Way	1992	42,540	100.0	501	0.10	11.78
29 Commerce Way	1990	48,930	79.6	595	0.11	15.28
40 Commerce Way	1987	50,576	100.0	690	0.13	13.64
45 Commerce Way	1992	51,207	47.7	380	0.07	15.56
60 Commerce Way	1988	50,333	100.0	608	0.12	12.08
80 Commerce Way	1996	22,500	88.7	308	0.06	15.43
100 Commerce Way	1996	24,600	100.0	337	0.07	13.70
120 Commerce Way	1994	9,024	100.0	109	0.02	12.08
140 Commerce Way	1994	26,881	78.6	326	0.06	15.43

Total New Jersey Office/Flex		2,277,531	92.8	18,988	3.67	8.99

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	435	0.08	13.68
75 Clearbrook Road	1990	32,720	100.0	815	0.16	24.91
125 Clearbrook Road	2002	33,000	100.0	712	0.14	21.58
150 Clearbrook Road	1975	74,900	77.5	835	0.16	14.38
175 Clearbrook Road	1973	98,900	100.0	1,484	0.29	15.01
200 Clearbrook Road	1974	94,000	99.8	1,237	0.24	13.19
250 Clearbrook Road	1973	155,000	94.5	1,357	0.26	9.26
50 Executive Boulevard	1969	45,200	79.8	366	0.07	10.15
77 Executive Boulevard	1977	13,000	100.0	220	0.04	16.92
85 Executive Boulevard	1968	31,000	99.4	445	0.09	14.44
300 Executive Boulevard	1970	60,000	100.0	581	0.11	9.68
350 Executive Boulevard	1970	15,400	98.8	296	0.06	19.45
399 Executive Boulevard	1962	80,000	100.0	1,024	0.20	12.80
400 Executive Boulevard	1970	42,200	100.0	700	0.14	16.59
500 Executive Boulevard	1970	41,600	100.0	686	0.13	16.49
525 Executive Boulevard	1972	61,700	83.6	812	0.16	15.74
1 Westchester Plaza	1967	25,000	100.0	323	0.06	12.92
2 Westchester Plaza	1968	25,000	90.5	467	0.09	20.64
3 Westchester Plaza	1969	93,500	100.0	1,389	0.27	14.86
4 Westchester Plaza	1969	44,700	99.8	601	0.12	13.47
5 Westchester Plaza	1969	20,000	77.0	245	0.05	15.91
6 Westchester Plaza	1968	20,000	100.0	335	0.06	16.75
7 Westchester Plaza	1972	46,200	100.0	745	0.14	16.13
8 Westchester Plaza	1971	67,200	100.0	876	0.17	13.04
Hawthorne
200 Saw Mill River Road	1965	51,100	94.7	704	0.14	14.55
4 Skyline Drive	1987	80,600	100.0	1,427	0.27	17.70
5 Skyline Drive	1980	124,022	100.0	1,616	0.31	13.03
6 Skyline Drive	1980	44,155	100.0	718	0.14	16.26
8 Skyline Drive	1985	50,000	98.7	776	0.15	15.72
10 Skyline Drive	1985	20,000	84.4	183	0.04	10.84

Property Listing

Office/Flex Properties

(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/04 (%) (a)	2004 Base Rent ($000’s) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive	1989	45,000	100.0	804	0.16	17.87
12 Skyline Drive	1999	46,850	100.0	804	0.16	17.16
15 Skyline Drive	1989	55,000	100.0	1,190	0.23	21.64
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,414	0.27	18.46
200 Corporate Boulevard South	1990	84,000	92.5	1,344	0.26	17.30
4 Executive Plaza	1986	80,000	89.8	1,235	0.24	17.19
6 Executive Plaza	1987	80,000	98.4	1,291	0.25	16.40
1 Odell Plaza	1980	106,000	99.9	1,450	0.28	13.69
3 Odell Plaza	1984	71,065	100.0	881	0.17	12.40
5 Odell Plaza	1983	38,400	99.6	644	0.12	16.84
7 Odell Plaza	1984	42,600	87.9	573	0.11	15.30

Total New York Office/Flex		2,348,812	96.5	34,040	6.59	15.01

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,152	0.22	13.09
500 West Avenue	1988	25,000	100.0	448	0.09	17.92
550 West Avenue	1990	54,000	100.0	884	0.17	16.37
600 West Avenue	1999	66,000	100.0	852	0.16	12.91
650 West Avenue	1998	40,000	100.0	555	0.11	13.88

Total Connecticut Office/Flex		273,000	100.0	3,891	0.75	14.25

TOTAL OFFICE/FLEX PROPERTIES		4,899,343	95.0	56,919	11.01	12.23

Property Listing

Industrial/Warehouse, Retail and Land Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/04 (%) (a)	2004 Base Rent ($000’s) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	76	0.01	11.52
2 Warehouse Lane	1957	10,900	100.0	110	0.02	10.09
3 Warehouse Lane	1957	77,200	100.0	324	0.06	4.20
4 Warehouse Lane	1957	195,500	100.0	2,059	0.39	10.53
5 Warehouse Lane	1957	75,100	97.1	982	0.19	13.47
6 Warehouse Lane	1982	22,100	100.0	512	0.10	23.17

Total Industrial/Warehouse Properties		387,400	99.4	4,063	0.77	10.55

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.04	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	188	0.04	23.50

Total Retail Properties		17,300	100.0	383	0.08	22.14

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	—	—	—	114	0.02	—
Yonkers
1 Enterprise Boulevard	—	—	—	135	0.03	—

Total Land Leases		—	—	249	0.05	—

TOTAL PROPERTIES		28,747,515	92.9	518,027	100.00	19.98

(a)                      Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring September 30, 2004 aggregating 163,666 square feet (representing 0.6 percent of the Company’s total net rentable square footage) for which no new leases were signed.  Excluded from percentage leased at September 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 68.9 percent leased at September 30, 2004.

(b)                     Total base rent for the 12 months ended September 30, 2004, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)                      Excludes space leased by the Company.

(d)                     Base rent for the 12 months ended September 30, 2004 divided by net rentable square feet leased at September 30, 2004.  For those properties acquired during the 12 months ended September 30, 2004, amounts are annualized, as per Note e.

(e)                      As this property was acquired by the Company during the 12 months ended September 30, 2004, the amounts represented in 2004 base rent reflect only that portion of the year during which the Company owned the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2004 average base rent per sq. ft. for this property have been calculated by taking 2004 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at September 30, 2004.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended September 30, 2004.

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of September 30, 2004, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
AT&T Corp.	5	17,835,040	3.5	1,589,358	6.1	2014	(b)
AT&T Wireless Services	2	9,879,947	2.0	395,955	1.5	2007	(c)
Credit Suisse First Boston	1	8,863,783	1.7	271,953	1.0	2012	(d)
Keystone Mercy Health Plan	2	7,578,725	1.4	303,149	1.2	2015
Prentice-Hall Inc.	1	6,744,495	1.3	474,801	1.8	2014
IBM Corporation	3	6,291,141	1.2	353,617	1.4	2010	(e)
Toys ‘R’ Us – NJ, Inc.	1	6,072,651	1.2	242,518	0.9	2012
Nabisco Inc.	3	6,066,357	1.2	340,746	1.3	2006	(f)
American Institute of Certified Public Accountants	1	5,817,181	1.1	249,768	1.0	2012
Forest Laboratories Inc.	2	5,778,605	1.1	166,405	0.6	2017	(g)
Allstate Insurance Company	10	5,724,371	1.1	244,114	0.9	2010	(h)
TD Waterhouse Investor Services, Inc.	1	5,508,238	1.0	184,222	0.7	2015
Garban LLC	1	5,178,826	1.0	148,025	0.6	2017
Bankers Trust Harborside	1	4,950,005	0.9	385,000	1.5	2006	(i)
Dean Witter Trust Company	1	4,856,901	0.9	221,019	0.8	2008
Lucent Technologies, Inc.	2	4,835,006	0.9	335,342	1.3	2006	(j)
CMP Media Inc.	1	4,817,298	0.9	237,274	0.9	2014
KPMG, LLP	3	4,714,583	0.9	181,025	0.7	2012	(k)
Winston & Strawn	1	4,603,439	0.9	108,100	0.4	2005
National Financial Services	1	4,346,765	0.8	112,964	0.4	2012
Bank of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.8	137,076	0.5	2009
Move.Com Operations Inc.	1	4,081,431	0.8	94,917	0.4	2006
Morgan Stanley Dean Witter, Inc.	5	4,052,209	0.8	155,753	0.6	2010	(l)
Cendant Operations Inc.	1	3,773,775	0.7	150,951	0.6	2008
Citigroup Global Marketing	6	3,708,957	0.7	142,168	0.5	2014	(m)
URS Greiner Woodward-Clyde	1	3,252,691	0.6	120,550	0.5	2011
Montefiore Medical Center	4	3,210,093	0.6	144,457	0.6	2019	(n)
SSB Realty, LLC	1	2,852,671	0.5	114,519	0.4	2009
Dow Jones & Company Inc.	1	2,782,126	0.5	92,312	0.4	2012
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,520,000	0.5	180,000	0.7	2013
Regus Business Centre Corp.	3	2,495,730	0.5	107,608	0.4	2011
Barr Laboratories Inc.	2	2,450,087	0.5	109,510	0.4	2015	(o)
Computer Sciences Corporation	3	2,346,876	0.4	131,850	0.5	2006	(p)
Deloitte & Touche USA LLP	1	2,337,225	0.4	88,170	0.3	2007
Lonza Inc.	1	2,236,200	0.4	89,448	0.3	2007
Merck & Company Inc.	2	2,146,061	0.4	97,396	0.4	2006
Xerox Corporation	5	2,146,032	0.4	92,889	0.4	2010	(q)
Nextel of New York Inc.	2	2,136,331	0.4	97,436	0.4	2014	(r)
Mellon HR Solutions LLC	1	2,098,380	0.4	69,946	0.3	2006
Prudential Insurance Company	1	1,914,716	0.4	75,174	0.3	2012
GAB Robins North America Inc.	1	1,913,750	0.4	75,049	0.3	2008
Movado Group Inc.	1	1,902,415	0.4	80,417	0.3	2013
URS Corporation	3	1,850,434	0.4	92,518	0.4	2011	(s)
Bearingpoint Inc.	1	1,831,966	0.3	77,956	0.3	2011
Sankyo Pharma Inc.	1	1,822,528	0.3	56,954	0.2	2012
Chase Manhattan Mortgage Co	1	1,797,040	0.3	68,766	0.3	2006
Administrators for the Professions	1	1,742,276	0.3	55,575	0.2	2009
First Investors Management	1	1,730,914	0.3	75,578	0.3	2006
MCI WorldCom Communications	1	1,715,602	0.3	55,342	0.2	2007

Totals		206,221,077	39.2	9,545,261	36.7

See footnotes on subsequent page.

(a)          Annualized base rental revenue is based on actual September 2004 billings times 12.  For leases whose rent commences after October 1, 2004, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)         415,291 square feet expire in 2004; 475,100 square feet expire in 2005; 4,786 square feet expire in 2007; 32,181 square feet expire in 2009; 662,000 square feet expire in 2014.

(c)          12,150 square feet expire in 2004; 383,805 square feet expire in 2007.

(d)         190,000 square feet expire in 2011; 81,953 square feet expire in 2012.

(e)          87,259 square feet expire in 2005; 248,399 square feet expire in 2007; 17,959 square feet expire in 2010.

(f)            300,378 square feet expire in 2005; 40,368 square feet expire in 2006.

(g)         22,785 square feet expire in 2010; 143,620 square feet expire in 2017.

(h)         33,832 square feet expire in 2005; 22,444 square feet expire in 2006; 70,517 square feet expire in 2007; 59,562 square feet expire in 2008; 27,533 square feet expire in 2009; 30,226 square feet expire in 2010.

(i)             295,000 square feet expire in 2004; 90,000 square feet expire in 2006.

(j)             317,040 square feet expire in 2005; 18,302 square feet expire in 2006.

(k)          57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.

(l)             18,539 square feet expire in 2005; 104,651 square feet expire in 2008; 7,000 square feet expire in 2009; 25,563 square feet expire in 2010.

(m)       21,922 square feet expire in 2004; 9,945 square feet expire in 2005; 45,678 square feet expire in 2007; 37,789 square feet expire in 2009; 26,834 square feet expire in 2014.

(n)         19,000 square feet expire in 2007; 48,542 square feet expire in 2009; 5,850 square feet expire in 2014; 71,065 square feet expire in 2019.

(o)         20,000 square feet expire in 2006; 89,510 square feet expire in 2015.

(p)         49,000 square feet expire in 2004; 82,850 square feet expire in 2006.

(q)         5,600 square feet expire in 2004; 5,000 square feet expire in 2005; 2,875 square feet expire in 2007; 79,414 square feet expire in 2010.

(r)            62,436 square feet expire in 2010; 35,000 square feet expire in 2014.

(s)          1,456 square feet expire in 2005; 20,187 square feet expire in 2008; 70,875 square feet expire in 2011.

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning October 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)		Percentage Of Annual Base Rent Under Expiring Leases (%)
2004 (c)
NORTHEAST
Northern NJ	11	101,251	0.4		2,469,445	24.39		0.5
Central NJ	6	429,852	1.6		575,159	1.34	(d)	0.1
Westchester Co., NY	14	112,582	0.4		2,317,853	20.59		0.5
Sub. Philadelphia	8	79,569	0.3		921,243	11.58		0.2
Fairfield, CT	4	25,046	0.1		722,735	28.86		0.1
Washington, DC/MD	4	21,519	0.1		693,174	32.21		0.1
Dutchess/Nassau/Rockland Co., NY	1	2,251		(e)	12,000	5.33			(e)
SOUTHWEST/WEST
Texas	3	14,086		(e)	338,420	24.03			(e)
Colorado	3	18,320	0.1		331,376	18.09		0.1
San Francisco	25	66,241	0.3		1,113,908	16.82		0.2
TOTAL – 2004	79	870,717	3.3		9,495,313	10.91	(d)	1.8

2005
NORTHEAST
Northern NJ	84	1,669,972	6.4		29,408,129	17.61		5.6
Central NJ	45	249,925	1.0		5,278,302	21.12		1.0
Westchester Co., NY	108	438,335	1.7		8,475,783	19.34		1.6
Sub. Philadelphia	55	452,346	1.8		6,515,928	14.40		1.2
Fairfield, CT	15	88,052	0.3		2,171,997	24.67		0.4
Washington, DC/MD	9	189,445	0.7		7,004,589	36.97		1.4
Dutchess/Nassau/Rockland Co., NY	12	27,783	0.1		660,911	23.79		0.1
SOUTHWEST/WEST
Texas	11	63,113	0.2		1,006,934	15.95		0.2
Colorado	16	188,407	0.7		2,146,014	11.39		0.4
San Francisco	76	34,939	0.1		962,184	27.54		0.2
TOTAL – 2005	431	3,402,317	13.0		63,630,771	18.70		12.1

2006
NORTHEAST
Northern NJ	96	932,978	3.6		19,607,723	21.02		3.7
Central NJ	42	334,398	1.3		7,454,573	22.29		1.4
Westchester Co., NY	98	447,179	1.7		9,440,213	21.11		1.8
Sub. Philadelphia	55	564,100	2.2		10,154,853	18.00		1.9
Fairfield, CT	17	58,906	0.2		1,436,539	24.39		0.3
Washington, DC/MD	1	1,797		(e)	39,841	22.17			(e)
Dutchess/Nassau/Rockland Co., NY	7	18,975	0.1		520,154	27.41		0.1
SOUTHWEST/WEST
Texas	6	18,372		(e)	398,700	21.70		0.1
Colorado	20	115,835	0.5		1,533,653	13.24		0.3
San Francisco	31	133,073	0.5		5,286,279	39.72		1.0
TOTAL – 2006	373	2,625,613	10.1		55,872,528	21.28		10.6

Schedule continued, with footnotes, on subsequent page.

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007	347	2,674,316	10.3	56,610,358	21.17	10.8

2008	333	3,142,615	12.1	58,998,873	18.77	11.2

2009	323	2,273,334	8.7	48,515,951	21.34	9.2

2010	192	2,053,690	7.9	38,436,469	18.72	7.3

2011	146	1,994,423	7.7	47,525,065	23.83	9.0

2012	82	1,729,679	6.7	39,662,603	22.93	7.5

2013	58	966,484	3.7	20,397,371	21.10	3.9

2014	36	1,288,261	5.0	23,989,915	18.62	4.6

2015 and thereafter	69	3,000,678	11.5	62,908,451	20.96	12.0
Totals/Weighted Average	2,469	26,022,127	100.0	526,043,668	20.22	100.0

(a)          Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual September 2004 billings times 12.  For leases whose rent commences after October 1, 2004, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes leases expiring September 30, 2004 aggregating 163,666 square feet and representing annualized rent of $3,518,595 for which no new leases were signed.

(d)         Includes 405,350 square feet leased by AT&T, for which no base rent is paid.  Excluding this space, the 2004 average expiring rents per square foot are $23.47 for Central New Jersey properties and $20.40 for all properties.

(e)          Represents less than 0.05 percent.

(f)            Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,022,127
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	396,715
Square footage unleased	2,010,449
Total net rentable square footage (does not include land leases)	28,429,291

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)		Percentage Of Annual Base Rent Under Expiring Leases (%)
2004 (c)
NORTHEAST
Northern NJ	11	101,251	0.5		2,469,445	24.39		0.5
Central NJ	6	429,852	2.1		575,159	1.34	(d)	0.1
Westchester Co., NY	10	84,516	0.4		1,885,710	22.31		0.4
Sub. Philadelphia	5	15,529	0.1		386,633	24.90		0.1
Fairfield, CT	4	25,046	0.1		722,735	28.86		0.2
Washington, DC/MD	4	21,519	0.1		693,174	32.21		0.2
Dutchess/Nassau/Rockland Co., NY	1	2,251		(e)	12,000	5.33			(e)
SOUTHWEST/WEST
Texas	3	14,086		(e)	338,420	24.03			(e)
Colorado	3	18,320	0.1		331,376	18.09		0.1
San Francisco	25	66,241	0.3		1,113,908	16.82		0.2
TOTAL – 2004	72	778,611	3.7		8,528,560	10.95	(d)	1.8

2005
NORTHEAST
Northern NJ	74	1,614,223	7.7		28,745,548	17.81		6.2
Central NJ	37	179,122	0.9		4,377,481	24.44		0.9
Westchester Co., NY	56	154,084	0.7		4,025,746	26.13		0.9
Sub. Philadelphia	28	197,676	0.9		4,631,813	23.43		1.0
Fairfield, CT	15	88,052	0.4		2,171,997	24.67		0.5
Washington, DC/MD	9	189,445	0.9		7,004,589	36.97		1.5
Dutchess/Nassau/Rockland Co., NY	12	27,783	0.1		660,911	23.79		0.1
SOUTHWEST/WEST
Texas	11	63,113	0.3		1,006,934	15.95		0.2
Colorado	16	188,407	0.9		2,146,014	11.39		0.5
San Francisco	76	34,939	0.2		962,184	27.54		0.2
TOTAL – 2005	334	2,736,844	13.0		55,733,217	20.36		12.0

2006
NORTHEAST
Northern NJ	90	873,808	4.2		18,801,634	21.52		4.1
Central NJ	36	284,622	1.3		6,803,438	23.90		1.5
Westchester Co., NY	64	252,177	1.2		5,795,421	22.98		1.2
Sub. Philadelphia	41	365,315	1.7		8,663,051	23.71		1.9
Fairfield, CT	15	47,206	0.2		1,202,539	25.47		0.3
Washington, DC/MD	1	1,797		(e)	39,841	22.17			(e)
Dutchess/Nassau/Rockland Co., NY	7	18,975	0.1		520,154	27.41		0.1
SOUTHWEST/WEST
Texas	6	18,372	0.1		398,700	21.70		0.1
Colorado	20	115,835	0.6		1,533,653	13.24		0.3
San Francisco	31	133,073	0.6		5,286,279	39.72		1.1
TOTAL – 2006	311	2,111,180	10.0		49,044,710	23.23		10.6

Schedule continued, with footnotes, on subsequent page.

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007	276	2,046,172	9.8	48,426,960	23.67	10.4

2008	258	2,304,943	11.0	50,885,655	22.08	11.0

2009	265	1,732,534	8.3	41,620,879	24.02	9.0

2010	141	1,357,555	6.5	29,204,115	21.51	6.3

2011	124	1,729,631	8.3	43,886,729	25.37	9.5

2012	65	1,517,963	7.2	36,573,155	24.09	7.9

2013	45	834,224	4.0	18,768,495	22.50	4.1

2014	31	1,219,082	5.8	22,919,551	18.80	4.9

2015 and thereafter	54	2,605,118	12.4	57,972,825	22.25	12.5
Totals/Weighted Average	1,976	20,973,857	100.0	463,564,851	22.10	100.0

(a)          Includes office tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual September 2004 billings times 12.  For leases whose rent commences after October 1, 2004, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes leases expiring September 30, 2004 aggregating 148,466 square feet and representing annualized rent of $3,257,895 for which no new leases were signed.

(d)         Includes 405,350 square feet leased by AT&T, for which no base rent is paid.  Excluding this space, the 2004 average expiring rents per square foot are $23.47 for Central New Jersey office properties and $22.85 for all office properties.

(e)          Represents less than 0.05 percent.

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004 (c)
Northern NJ	—	—	—	—	—	—
Central NJ	—	—	—	—	—	—
Westchester Co., NY	4	28,066	0.6	432,143	15.40	0.8
Sub. Philadelphia	3	64,040	1.4	534,610	8.35	0.9
Fairfield, CT	—	—	—	—	—	—
TOTAL – 2004	7	92,106	2.0	966,753	10.50	1.7

2005
Northern NJ	10	55,749	1.2	662,581	11.89	1.1
Central NJ	8	70,803	1.5	900,821	12.72	1.6
Westchester Co., NY	50	262,323	5.7	4,225,656	16.11	7.3
Sub. Philadelphia	27	254,670	5.5	1,884,115	7.40	3.2
Fairfield, CT	—	—	—	—	—	—
TOTAL – 2005	95	643,545	13.9	7,673,173	11.92	13.2

2006
Northern NJ	6	59,170	1.2	806,089	13.62	1.4
Central NJ	6	49,776	1.0	651,135	13.08	1.1
Westchester Co., NY	34	195,002	4.2	3,644,792	18.69	6.2
Sub. Philadelphia	14	198,785	4.3	1,491,802	7.50	2.6
Fairfield, CT	2	11,700	0.3	234,000	20.00	0.4
TOTAL – 2006	62	514,433	11.0	6,827,818	13.27	11.7

2007	67	615,494	13.2	7,977,918	12.96	13.7

2008	72	746,303	16.1	7,641,841	10.24	13.1

2009	53	484,967	10.4	5,935,899	12.24	10.2

2010	50	668,135	14.4	8,938,354	13.38	15.4

2011	21	257,192	5.5	3,547,136	13.79	6.1

2012	17	211,716	4.6	3,089,448	14.59	5.3

2013	6	77,024	1.7	1,074,845	13.95	1.9

2014	5	69,179	1.5	1,070,364	15.47	1.8

2015 and thereafter	13	265,278	5.7	3,446,664	12.99	5.9
Totals/Weighted Average	468	4,645,372	100.0	58,190,213	12.53	100.0

(a)          Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual September 2004 billings times 12.  For leases whose rent commences after October 1, 2004, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes leases expiring September 30, 2004 aggregating 15,200 square feet and representing annualized rent of $260,700 for which no new leases were signed.

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2004, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2005	2	21,928	5.7	224,381	10.23	5.7

2007	4	12,650	3.3	205,480	16.24	5.3

2008	3	91,369	23.7	471,377	5.16	12.1

2009	4	46,533	12.0	764,173	16.42	19.6

2010	1	28,000	7.3	294,000	10.50	7.6

2011	1	7,600	2.0	91,200	12.00	2.4

2013	7	55,236	14.3	554,031	10.03	14.3

2015 and thereafter	1	122,282	31.7	1,283,962	10.50	33.0
Totals/Weighted Average	23	385,598	100.0	3,888,604	10.08	100.0

(a)          Includes industrial/warehouse tenants only.  Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual September 2004 billings times 12.  For leases whose rent commences after October 1, 2004, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2004, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2009	1	9,300	53.8	195,000	20.97	48.8

2015 and thereafter	1	8,000	46.2	205,000	25.62	51.2
Totals/Weighted Average	2	17,300	100.0	400,000	23.12	100.0

(a)          Includes stand-alone retail property tenants only.

(b)         Annualized base rental revenue is based on actual September 2004 billings times 12.  For leases whose rent commences after October 1, 2004, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.